Related Party Transactions (Tables)	12 Months Ended
Mar. 31, 2026
Related Party Transactions [Abstract]
Schedule of Related Party Transactions

	For the years ended March 31,
	2026	2025	2024
	USD	USD	USD
Dividend declared and offsetting against due from
Mr. Chi Ming Lam (1)	-	1,108,692	1,711,225
Total	-	1,108,692	1,711,225

Advances from (Repayment to) related parties
Mr. Chi Ming Lam (1 and 2)	1,230,990	-	1,058,733
Mr. Chi Ming Lam (1 and 2)	-	(1,108,692)	(2,730,449)
Total	1,230,990	(1,108,692)	(1,671,716)

(1)	Mr. Chi Ming Lam was the Chief Executive Officer, director and Chairman of the Company until June 2, 2025. Effective June 2, 2025, Mr. Lam resigned from his position and is currently a director of the Company.
(2)	Represents the total advances from (payments to) Mr. Lam for the years ended March 31, 2026, 2025, and 2024 which were non-trade in nature, unsecured, interest-free and had no fixed term of repayment. As of March 31, 2026 and 2025, the amount due from Mr. Lam to the Company was nil.